Exhibit 32

SECTION 1350 CERTIFICATION

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Pliant Corporation (the “Company”) on Form 10-Q for the fiscal quarter ended

September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Harold C. Bevis, Chief Executive Officer of the Company, and Brian E. Johnson, Chief Financial Officer of the Company, certify as follows, pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002), that to the best of our knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ HAROLD C. BEVIS
Harold C. Bevis
Chief Executive Officer

November 12, 2003

/S/ BRIAN E. JOHNSON
Brian E. Johnson
Chief Financial Officer

November 12, 2003